UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
     ----------------------------------------------------------------------

         Date of Report (Date of earliest event reported): July 14, 2005
                               (January 19, 2005)

Commission file number: 0-22773

                            NETSOL TECHNOLOGIES, INC.
        (Exact name of small business issuer as specified in its charter)

                    NEVADA                              95-4627685
       (State or other Jurisdiction of             (I.R.S. Employer NO.)
        Incorporation or Organization)

 23901 Calabasas Road, Suite 2072, Calabasas, CA         91302
     (Address of principal executive offices)          (Zip Code)

                         (818) 222-9195 / (818) 222-9197
          (Issuer's telephone/facsimile numbers, including area code)

Item 1.01.  Entry into a Material Definitive Agreement.

On January 19, 2005, NetSol Technologies, Inc., a Nevada corporation (the "Company") entered into a Share Purchase Agreement whereby the Company agreed to acquire 100% of the issued and outstanding shares of CQ Systems Ltd., a company organized under the laws of England and Wales ("CQ") (the "Share Purchase Agreement"). Prior to the execution of the Share Purchase Agreement, there was no relationship between the Company and any of the parties to the Share Purchase Agreement. On March 1, 2005, the Company filed an amended current report on form 8-K including the financial statements of CQ and certain pro forma financial statements. On June 9, 2005, the Company filed and amended current report on form 8-k to remove the reference to the CQ Systems Ltd. Financial Statements for the year ended March 31, 2003 and to add the financial statements of CQ Systems Ltd. for the period ending December 31, 2004.

The Company is now attaching the March 2004 year end financial statements for CQ Systems which has been amended and which includes a new auditor's letter.

Exhibits

Listed below are the financial statements, pro forma financial information filed as a part of this report.

(a)   Financial Statements of the Business Acquired.

(1)   CQ Systems Ltd. Financial Statements for the year ended March 31, 2004

(2)   CQ Systems Ltd. Financial Statements for the period ending December 31,
      2004*

(b)   Pro Forma Financial Information.

(1) NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements June 30, 2004 (Unaudited)*

      NetSol Technologies Inc. and Subsidiaries Pro Forma Financial Statements June 30, 2003 (Unaudited)*

      NetSol Technologies, Inc. and Subsidiaries Pro Forma Financial Statements for the quarter and six months ended December 31, 2004 (Unaudited)*

(c)   Exhibits

2.1 Share Purchase Agreement dated as of January 19, 2005 by and between the Company and the shareholders of CQ Systems Ltd.*


*Previously filed

                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.


Date:    July 14, 2005                    /s/ Naeem Ghauri
                                          ---------------------------
                                          NAEEM GHAURI
                                          Chief Executive Officer


Date:    July 14, 2005                    /s/  Najeeb Ghauri
                                          ---------------------------
                                          NAJEEB GHAURI
                                          Chief Financial Officer and Chairman

                               CQ SYSTEMS LIMITED



                             COMPANY NUMBER: 1998080
                             (Registered in England)

                              FINANCIAL STATEMENTS

                           AND ADDITIONAL INFORMATION



                            YEAR ENDED 31 MARCH 2004

                               CQ SYSTEMS LIMITED

                               COMPANY INFORMATION
                        FOR THE YEAR ENDED 31 MARCH 2004


      DIRECTORS:                  P J Grace
                                  G E Tarrant
                                  I M Tarrant
                                  A Elliott
                                  J Halliday
                                  J Manktelow
                                  C S Taylor

      SECRETARY:                  P M Tarrant

      REGISTERED OFFICE:          Planet House
                                  North Heath Lane
                                  Horsham
                                  West Sussex
                                  United Kingdom
                                  RH12 5QE

      REGISTERED NUMBER:          1998080 (England)

      ACCOUNTANTS & AUDITORS:     CMB Partnership
                                  Chartered Accountants and Registered Auditors
                                  Chapel House
                                  1 Chapel Street
                                  Guildford
                                  Surrey
                                  United Kingdom
                                  GU1 3UH

                               CQ SYSTEMS LIMITED

                                    CONTENTS


FINANCIAL STATEMENTS                                                   PAGE



         Directors Report                                               1

         Independent Auditor's Report                                   2

         Consolidated Balance Sheets                                    3

         Consolidated Statements of Income and Retained Earnings        4

         Consolidated Statements of Comprehensive Income                4

         Consolidated Statements of Cash Flows                          5 - 6

         Notes to the Financial Statements                              7 - 10

         Company Balance Sheet                                          11

                               CQ SYSTEMS LIMITED

REPORT OF THE DIRECTORS FOR THE YEAR ENDED 31 MARCH 2004

The directors present their report with the financial statements of the group for the year ended 31 March 2004.

PRINCIPAL ACTIVITY

The principal activity of the group in the year under review was that of the provision of computer software and services.

DIRECTORS

The directors during the year under review were:

P J Grace
G E Tarrant
I M Tarrant
A Elliott
J Halliday
J Manktelow
C S Taylor - appointed 05/02/04

The beneficial interests of the directors holding office on 31 March 2004 in the issued share capital of the company were as follows:

                                                               01.04.03
                                                               or date of
                                                              appointment
                                                 31.03.04      if later
                                                 --------      --------
Ordinary (pound)0.20 shares
P J Grace                                          75,000        75,000
G E Tarrant                                       150,000       150,000
I M Tarrant                                       150,000       150,000
A Elliott                                          55,983        55,983
J Halliday                                         38,034        38,034
J Manktelow                                        30,983        30,983
C S Taylor                                             --            --

The directors' interests above include shares held by connected persons.

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

-     select suitable accounting policies and then apply them consistently;

-     make judgements and estimates that are reasonable and prudent;

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

ON BEHALF OF THE BOARD:



Secretary:  P. Tarrant
Date:  24th January 2005

                               CQ SYSTEMS LIMITED

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
NetSol Technologies, Inc. and Subsidiaries
Calabasas, California


We have audited the consolidated balance sheets of CQ Systems Limited, a United Kingdom corporation, as of March 31, 2004 and 2003, and the related statements of operations, and cash flows for the years ended March 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit of these statements in accordance with auditing standards generally accepted in the United Kingdom. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the financial statements referred to above present fairly, in all material respects, the financial position of CQ Systems Limited as of March 31, 2004 and 2003, and the results of its consolidated operations and its cash flows for the years ended March 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America. The details were extracted from the financial statements prepared under United Kingdom GAAP. The financial statements prepared under United Kingdom GAAP were audited by ourselves with an unqualified Audit Report issued.



/s/ CMB Partnership
CMB Partnership

Surrey, United Kingdom
24 January 2005

                               CQ SYSTEMS LIMITED

                       CONSOLIDATED BALANCE SHEET - ASSETS

                                                                                March 31
                                                                          2004              2003
                                                                Note    (pound)            (pound)
                                                                       ---------         ---------
CURRENT ASSETS
  Cash and cash equivalents                                              809,488           448,136
  Accounts receivable (net of (pound)5,000 bad debt provision)           400,280           435,806
  Prepaid expenses and other receivables                                  60,501            47,216
                                                                       ---------         ---------
TOTAL CURRENT ASSETS                                                   1,270,269           931,158
                                                                       ---------         ---------
AUTOMOBILES & EQUIPMENT                                           2
  Automobiles                                                             64,725            39,732
  Furniture and equipment                                                172,841           155,093
  Computer equipment                                                     580,772           546,646
                                                                       ---------         ---------
                                                                         818,338           741,471

Less accumulated depreciation                                            676,768           616,420
                                                                       ---------         ---------
                                                                         141,570           125,051
                                                                       ---------         ---------
                                                                       1,411,839         1,056,209
                                                                       =========         =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                March 31
                                                                          2004              2003
                                                                Note    (pound)            (pound)
                                                                       ---------         ---------
CURRENT LIABILITIES
  Accounts payable                                                        16,682            21,365
  Hire purchase liabilities                                               23,428            32,153
  Payroll, Vat and corporation taxes payable                             283,017           135,117
  Dividends payable                                                       53,062            30,000
  Accrued liabilities                                                     75,197            92,911
  Deferred income                                                        418,581           410,193
                                                                       ---------         ---------
TOTAL CURRENT LIABILITIES                                                869,967           721,739

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                               38,270             5,275
  Deferred tax                                                             2,916             1,198
                                                                       ---------         ---------

TOTAL LIABILITIES                                                        911,153           728,212

SHAREHOLDERS' EQUITY                                              7
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued and outstanding 500,000 shares                                100,000           100,000
  Retained earnings                                                      400,686           227,997
                                                                       ---------         ---------

                                                                       1,411,839         1,056,209
                                                                       =========         =========

..........................                           ..........................
           Approved and signed on behalf of the board of directors on

                       See notes to financial statements.

                               CQ SYSTEMS LIMITED

             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

                                                        Year ended          Year ended
                                                       March 31 2004      March 31 2003
                                                Note      (pound)             (pound)
                                                        ----------          ----------
NET REVENUE                                      1.b     2,739,303           2,471,477

COST OF REVENUE                                          1,082,577           1,069,974
                                                        ----------          ----------

GROSS PROFIT                                             1,656,726           1,401,503

OPERATING EXPENSES                               1.e     1,119,171           1,302,176
                                                        ----------          ----------

INCOME FROM OPERATIONS                                     537,555              99,327

OTHER INCOME (EXPENSES)
  Interest income                                           19,483              10,257
  Interest payable                                          (5,238)             (3,530)
                                                        ----------          ----------

INCOME BEFORE CORPORATION                                  551,800             106,054
AND DEFERRED TAXES

UK CORPORATION AND DEFERRED TAXES                3        (141,049)            (29,076)
                                                        ----------          ----------

NET INCOME                                                 410,751              76,978

RETAINED EARNINGS
  Beginning of year                                        227,997             181,019
  Less: Dividends                                         (238,062)            (30,000)
                                                        ----------          ----------

  End of year                                              400,686             227,997
                                                        ==========          ==========


                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                        Year ended          Year ended
                                                       March 31 2004      March 31 2003
                                                          (pound)             (pound)
                                                        ----------          ----------
NET INCOME                                                 410,751              76,978
                                                        ----------          ----------

COMPREHENSIVE INCOME                                       410,751              76,978
                                                        ==========          ==========


                       See notes to financial statements.

                               CQ SYSTEMS LIMITED

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Year ended          Year ended
                                                   March 31 2004       March 31 2003
                                                      (pound)             (pound)
                                                    ----------          ----------
CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from customers                       2,761,544           2,343,179
  Cash paid to suppliers and employees              (2,074,453)         (2,235,165)
  Interest received                                     19,483              10,257
  Interest paid                                         (5,238)             (3,530)
  Corporation tax paid                                 (27,878)             (8,782)
                                                    ----------          ----------

  Net cash provided by operating activities            673,458             105,959
                                                    ----------          ----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Net sales (purchases) of equipment                   (97,106)            (27,462)
                                                    ----------          ----------

  Net cash used by investing activities                (97,106)            (27,462)
                                                    ----------          ----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Dividends paid                                      (215,000)                 --
                                                    ----------          ----------

  Net cash used by financing activities               (215,000)                 --
                                                    ----------          ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS              361,352              78,497

CASH AND CASH EQUIVALENTS

  Beginning of year                                    448,136             369,639
                                                    ----------          ----------

  End of year                                          809,488             448,136
                                                    ==========          ==========


                       See notes to financial statements.

                               CQ SYSTEMS LIMITED

                                                                            Year ended        Year ended
                                                                           March 31 2004     March 31 2003
                                                                              (pound)           (pound)
                                                                              --------         --------
RECONCILIATION OF NET INCOME TO CASH
PROVIDED BY OPERATING ACTIVITIES

Net Income                                                                     410,751           76,978

Adjustments to reconcile net income to net cash provided by operating activities:

  Depreciation                                                                  80,587          111,390
  Decrease/(increase) in accounts receivable and other debtors                  22,241         (128,297)
  Increase in accounts payable and other creditors                              46,708           25,594
  Increase in corporation taxes payable                                        111,453           19,096
  Increase in deferred taxes                                                     1,718            1,198
                                                                              --------         --------

                                                                               262,707           28,981
                                                                              --------         --------

                                                                               673,458          105,959
                                                                              ========         ========


                       See notes to financial statements.

                               CQ SYSTEMS LIMITED

                          NOTES TO FINANCIAL STATEMENTS


1.    Summary of significant accounting policies

      The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) and are stated in United Kingdom sterling.

      In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

      a.    Principles of consolidation

            The consolidated financial statements include the financial statements of the company and its subsidiary. The group's subsidiary is Custom Quest Limited, a dormant company that has not traded since 31 May 2001 in which the group has a 100% direct holding in the voting rights. The net assets of the subsidiary company since cessation of trade is (pound)nil.

      b.    Revenue

            The group recognises its revenue in accordance with the Securities and Exchange Commissions ("SEC") Staff Accounting Bulletin No 104 "Revenue recognition in Financial Statements".

            Licence revenue is recognised where orders have been signed and the product is delivered. In contracts with multiple elements revenues are allocated to each element based on the fair value on completion, delivery and acceptance by the customer. For other services related activity, revenue is recognised on a time and material basis.

      c.    Automobiles and equipment

            Depreciation is provided at the following rates in order to write off each asset over its useful life;

            Computer software             50% straight line
            Office furniture and fittings 15% straight line
            Computer equipment            33.33% straight line
            Automobiles                   25% straight line

            The group evaluates tangible fixed assets for impairment losses at least annually and whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or is greater than its fair value.

            Long-lived assets

            Effective January 1 2002, the group adopted Statement of Financial Accounting Standards No 144 "Accounting for the impairment or disposal of long-lived assets" ("SFAS 144") which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. The group has evaluated the carrying value of long-lived assets held in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets when indicators of impairment are present where the carrying amount exceeds the fair value of the asset. Based on its review, the group believes that as of March 31 2004 and 2003, there were no significant impairments of its long-lived assets.

                               CQ SYSTEMS LIMITED

      d.    Deferred Tax

            Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date. These reflect the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities at the balance sheet date and their respective tax bases.

      e.    Research and Development

            Expenditure on research and development is written off in the year in which it is incurred. Development costs on computer software that is to be sold relates to bespoke work undertaken for particular customers as and when requested. Under these circumstances, these costs are written off as incurred rather than capitalised and amortised, as they relate solely to the individual customers specifications rather than being available for general release to customers.

      f.    Advertising

            The company expenses advertising costs as they are incurred.

      g.    Hire Purchase and Leasing Commitments

            Assets obtained under hire purchase contracts are capitalised in the balance sheet and are depreciated over their useful estimated lives.

            The interest element of these obligations are charged to the statement of income and retained earnings over the lease term. The capital element of the future payments is treated as liability.

            Rentals paid under operating leases are charged to the statement of income and retained earnings on a straight line basis.

      h.    Pensions

            The company operates a defined contribution pension scheme. Contributions payable for the year are charged in the statement of income and retained earnings.

      i.    Cash and cash equivalents

            Cash and cash equivalents consist of cash at bank and in hand.

      j.    Foreign currency transactions

            Accounting principles generally require that recognised revenue, expenses, gains and losses be included in net income. Certain statements however require entities to report specific changes in assets and liabilities, such as a gain or loss on a foreign currency translation, as a separate component of the equity section of the balance sheet. Such items, along with net income, are components of comprehensive income. Cumulative translation adjustments were insignificant in both the year and preceding year.

2.    SECURED CREDITORS

      The amounts owed under hire purchase contracts totalling (pound)61,698 (2003 - (pound)37,428) are secured on the assets acquired.

                               CQ SYSTEMS LIMITED

3.    CORPORATION AND DEFERRED TAXES

      Provision is made for United Kingdom corporation tax payable on the group's taxable net income. This is provided for at the rate of tax prevailing at that time. The current standard corporation tax rate in the United Kingdom is 30%. Deferred tax is provided using the standard rate.

      The UK corporation and deferred tax charge is stated below:-

                                                                           Year Ended       Year Ended
                                                                            March 31         March 31
                                                                              2004             2003
                                                                            (pound)           (pound)
                                                                           --------          --------
Corporation tax                                                             139,331            27,878
Deferred tax                                                                  1,718             1,198
                                                                           --------          --------
                                                                            141,049            29,076
                                                                           --------          --------

      The corporation tax assessed for the year is set out below:-


                                                                           Year Ended       Year Ended
                                                                            March 31         March 31
                                                                              2004             2003
                                                                            (pound)           (pound)
                                                                           --------          --------
Net Income                                                                  551,800           106,064
                                                                           ========          ========
      Net income multiplied by standard rate of                             165,540            20,150
      corporation tax of 30% (2003: small companies
      corporation tax rate of 19%)

Effects of:-

Excess  of  capital  allowances over depreciation                            (1,099)            6,950
Expenses not allowable for tax Marginal relief                                  977               778
                                                                            (26,087)               --
                                                                           --------          --------
                                                                            139,331            27,878
                                                                           --------          --------

4.    COMMITMENTS

      The group is committed to making operating lease payments of (pound)82,500 in the forthcoming year.

                               CQ SYSTEMS LIMITED

5.    MAJOR CUSTOMERS

      Revenue from customers accounting for more than 10% of the total net revenue for the year are as follows:

      Singer & Friedlander Insurance Finance Limited                                 (pound)689,375
      Cattles Commercial Leasing Limited and Cattles Commercial Finance Limited      (pound)544,459

6.    DIVIDENDS

      The shareholders of the company in their meeting dated 23 September 2003 approved a dividend of (pound)185,000. A further dividend of (pound)53,062 was approved at a meeting held on 26 February 2004.

7.       SHAREHOLDERS EQUITY

                                            March 31           March 31
                                              2004               2003
                                             (pound)           (pound)
                                            --------          --------
Net income for year                          410,751            76,978
Dividends                                   (238,062)          (30,000)
                                            --------          --------

Net addition to shareholders equity          172,689            46,978

Opening Shareholders equity                  327,997           281,019
                                            --------          --------

Closing Shareholders equity                  500,686           327,997
                                            --------          --------

                         COMPANY BALANCE SHEET - ASSETS

                                                                               March 31
                                                                          2004              2003
                                                                Note    (pound)            (pound)
                                                                       ---------         ---------
CURRENT ASSETS
  Cash and cash equivalents                                              809,488           448,136
  Accounts receivable (net of (pound)5,000 bad debt provision)           400,280           435,806
  Prepaid expenses and other debtors                                      60,501            47,216
                                                                       ---------         ---------

TOTAL CURRENT ASSETS                                                   1,270,269           931,158
                                                                       ---------         ---------

EQUIPMENT
                                                                  2
  Automobiles                                                             64,725            39,732
  Furniture and equipment                                                172,841           155,093
  Computer equipment                                                     580,772           546,646
                                                                       ---------         ---------
                                                                         818,338           741,471

Less accumulated depreciation                                            676,768           616,420
                                                                       ---------         ---------
                                                                         141,570           125,051
                                                                       ---------         ---------
                                                                       1,411,839         1,056,209
                                                                       =========         =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                               March 31
                                                                          2004              2003
                                                                        (pound)            (pound)
                                                                       ---------         ---------
CURRENT LIABILITIES
  Accounts payable                                                        16,682            21,365
  Hire purchase liabilities                                               23,428            32,153
  Payroll, Vat and corporation taxes payable                             283,017           135,117
  Dividends payable                                                       53,062            30,000
  Accrued liabilities                                                     75,197            92,911
  Deferred income                                                        418,581           410,193
                                                                       ---------         ---------

TOTAL CURRENT LIABILITIES                                                869,967           721,739

LONG TERM LIABILITIES AND PROVISIONS
  Hire purchase liabilities                                               38,270             5,275
  Deferred tax                                                             2,916             1,198
                                                                       ---------         ---------

TOTAL LIABILITIES                                                        911,153           728,212

SHAREHOLDERS' EQUITY
  Ordinary Shares
    1,000,000 shares authorised (pound)0.20 par value
    Issued 500,000 shares                                                100,000           100,000
  Retained earnings                                                      400,686           227,997
                                                                       ---------         ---------

                                                                       1,411,839         1,056,209
                                                                       =========         =========



..........................                           ..........................
           Approved and signed on behalf of the board of directors on